                                                                 EXHIBIT e(1)(d)

                                 AMENDMENT NO. 3
                        TO THE THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                         AIM INVESTMENT SECURITIES FUNDS

         (APPLICABLE TO CLASS A SHARES, CLASS C SHARES, CLASS R SHARES,
             AIM CASH RESERVE SHARES AND INSTITUTIONAL CLASS SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The Third Amended and Restated Master Distribution Agreement (the "Agreement"), dated November 28, 2000, by and between AIM Investment Securities Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         1. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS

         CLASS A SHARES
         AIM High Yield Fund
         AIM High Yield Fund II
         AIM Income Fund
         AIM Intermediate Government Fund
         AIM Limited Maturity Treasury Fund
         AIM Municipal Bond Fund
         AIM Total Return Bond Fund

         CLASS C SHARES
         AIM High Yield Fund
         AIM High Yield Fund II
         AIM Income Fund
         AIM Intermediate Government Fund
         AIM Money Market Fund
         AIM Municipal Bond Fund
         AIM Short Term Bond Fund
         AIM Total Return Bond Fund

         CLASS R SHARES
         AIM Income Fund
         AIM Intermediate Government Fund
         AIM Money Market Fund

         AIM CASH RESERVE SHARES
         AIM Money Market Fund

         INSTITUTIONAL CLASS SHARES
         AIM Limited Maturity Treasury Fund"

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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:                    , 2002
       ------------------

                                               AIM INVESTMENT SECURITIES FUNDS


Attest:                                        By:
        ----------------------------               ----------------------------
        Assistant Secretary                        Robert H. Graham
                                                   President


                                               A I M DISTRIBUTORS, INC.


Attest:                                        By:
        ----------------------------               ----------------------------
        Assistant Secretary                        Michael J. Cemo
                                                   President


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